UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

Amgen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 447-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market
2.00% Senior Notes due 2026	AMGN26	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 23, 2025. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 12 nominees for director were elected to serve a one-year term expiring at the Company’s 2026 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Dr. Wanda M. Austin	399,241,184	4,695,034	624,456	64,590,100
Mr. Robert A. Bradway	375,676,872	26,441,785	2,442,017	64,590,100
Dr. Michael V. Drake	399,379,212	4,268,118	913,344	64,590,100
Dr. Brian J. Druker	399,421,475	4,481,785	657,414	64,590,100
Mr. Robert A. Eckert	381,713,097	21,605,957	1,241,620	64,590,100
Mr. Greg C. Garland	384,198,583	19,699,619	662,472	64,590,100
Mr. Charles M. Holley, Jr.	396,883,070	7,000,392	677,212	64,590,100
Dr. S. Omar Ishrak	398,671,821	5,218,699	670,154	64,590,100
Dr. Tyler Jacks	392,818,616	10,591,022	1,151,036	64,590,100
Dr. Mary E. Klotman	400,133,252	3,547,127	880,295	64,590,100
Ms. Ellen J. Kullman	399,256,857	4,429,859	873,958	64,590,100
Ms. Amy E. Miles	399,556,351	4,116,751	887,572	64,590,100

Item 2 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	381,269,281
Against:	21,382,050
Abstain:	1,909,343
Broker Non-Votes:	64,590,100

Item 3 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2025. No Broker Non-Votes resulted from the vote on this proposal.

For:	441,615,581
Against:	26,675,877
Abstain:	859,316

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 23, 2025	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Executive Vice President and General Counsel and Secretary